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                                                                  EXHIBIT (n)(8)

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                   SCHEDULE A

                           MINIMUM INITIAL INVESTMENTS

                                                                MINIMUM INITIAL
CLASS N SHARES                                                    INVESTMENT
--------------                                                  ---------------
ABN AMRO/Montag & Caldwell Growth Fund                              $2,500
ABN AMRO/Montag & Caldwell Balanced Fund                            $2,500
ABN AMRO Growth Fund                                                $2,500
ABN AMRO Mid Cap Fund                                               $2,500
ABN AMRO Balanced Fund                                              $2,500
ABN AMRO Bond Fund                                                  $2,500
ABN AMRO Investment Grade Bond Fund                                 $2,500
ABN AMRO High Yield Bond Fund                                       $2,500
ABN AMRO Municipal Bond Fund                                        $2,500
ABN AMRO Investor Money Market Fund                                 $2,500
ABN AMRO/Veredus Aggressive Growth Fund                             $2,500
ABN AMRO/Veredus SciTech Fund                                       $2,500
ABN AMRO/TAMRO Large Cap Value Fund                                 $2,500
ABN AMRO/TAMRO Small Cap Fund                                       $2,500
ABN AMRO Value Fund                                                 $2,500
ABN AMRO/Veredus Select Growth Fund                                 $2,500
ABN AMRO International Equity Fund                                  $2,500
ABN AMRO Real Estate Fund                                           $2,500
ABN AMRO Select Small Cap Fund                                      $2,500
ABN AMRO/River Road Dynamic Equity Income Fund                      $2,500
ABN AMRO/River Road Small Cap Value Fund                            $2,500
ABN AMRO Mid Cap Growth Fund                                        $2,500

                                                                MINIMUM INITIAL
CLASS I SHARES                                                    INVESTMENT
--------------                                                  ---------------
Montag & Caldwell Growth Fund                                     $5 million
Montag & Caldwell Balanced Fund                                   $1 million
ABN AMRO Bond Fund                                                $2 million
ABN AMRO Growth Fund                                              $5 million
ABN AMRO Balanced Fund                                            $5 million
ABN AMRO/Veredus Aggressive Growth Fund                           $2 million
ABN AMRO Treasury Money Market Fund                               $1 million
ABN AMRO Government Money Market Fund                             $1 million
ABN AMRO Tax-Exempt Money Market Fund                             $1 million
ABN AMRO Money Market Fund                                        $1 million
ABN AMRO Investment Grade Bond Fund                               $1 million
ABN AMRO High Yield Bond Fund                                     $1 million

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

ABN AMRO Mid Cap Fund                                             $2 million
ABN AMRO/TAMRO Small Cap Fund                                     $2 million
ABN AMRO Real Estate Fund                                         $2 million
ABN AMRO Value Fund                                               $2 million

                                                                 MINIMUM INITIAL
CLASS S SHARES                                                     INVESTMENT
--------------                                                   ---------------
ABN AMRO Treasury Money Market Fund                                  $2,500
ABN AMRO Government Money Market Fund                                $2,500
ABN AMRO Tax-Exempt Money Market Fund                                $2,500
ABN AMRO Money Market Fund                                           $2,500

                                                                 MINIMUM INITIAL
CLASS R SHARES                                                     INVESTMENT
--------------                                                   ---------------
ABN AMRO/Montag & Caldwell Growth Fund                               $2,500
ABN AMRO Growth Fund                                                 $2,500

                                                                 MINIMUM INITIAL
CLASS C SHARES                                                     INVESTMENT
--------------                                                   ---------------
ABN AMRO Growth Fund                                                 $2,500

                                                                 MINIMUM INITIAL
CLASS Y SHARES                                                     INVESTMENT
--------------                                                   ---------------
ABN AMRO Institutional Prime Money Market Fund                     $5 million
ABN AMRO Institutional Government Money Market Fund*               $5 million
ABN AMRO Institutional Treasury Money Market Fund*                 $5 million

                                                                 MINIMUM INITIAL
CLASS YS SHARES                                                    INVESTMENT
---------------                                                  ---------------
ABN AMRO Institutional Prime Money Market Fund                     $5 million
ABN AMRO Institutional Government Money Market Fund*               $5 million
ABN AMRO Institutional Treasury Money Market Fund*                 $5 million

*Currently, not an active class for this Fund

Originally Adopted:  March 15, 2001
As Amended:  December 20, 2001
As Amended:  March 21, 2002
As Amended:  June 20, 2002
As Amended:  September 19, 2002
As Amended:  February 17, 2003
As Amended:  March 20, 2003
As Amended:  June 17, 2004
As Amended:  September 28, 2004
As Amended:  June 16, 2005

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